Exhibit 10.56

EARLY OCCUPANCY LETTER AGREEMENT

THIS EARLY OCCUPANCY LETTER AGREEMENT (The “Agreement”) made this 19th day of July, 2013 by and between ST. JOHN PROPERTIES, INC., as agent for owner (herein called “Landlord”) and AirPatrol Corporation, a Nevada corporation (herein called “Tenant”).

WITNESSETH:

Lease for Premises at: Maple Lawn 1

WHEREAS, by (the “Lease”), Landlord leased to Tenant 5,168 square feet of rentable area at: 8171 Maple Lawn Boulevard, Suite 310, Maple Lawn, Maryland 20759 (the “Premises”);

WHEREAS, said Lease will commence: January 1, 2014,

NOW, THEREFORE, in consideration of the mutual covenants of the parties hereto, the parties agree as follows:

1. Pursuant to this Agreement, the Tenant shall be permitted occupancy of the Premises as of October 1, 2013. Tenant shall not be responsible for any Annual Rent or Additional Rent payments during the three (3) month period between October 1, 2013 and December 31, 2013. During the term of this Agreement, unless provided otherwise in this Agreement, the rights and obligations of the parties shall be governed by the Lease, which is incorporated in this Agreement by reference.

2. Upon the termination of this Early Occupancy Letter Agreement, Tenant shall occupy the Premises pursuant to the Lease.

3. The parties represent to one another that they have full power and authority to enter into this Agreement.

IN WITNESS WHEREOF, the parties have caused this Early Occupancy Letter Agreement to be executed and delivered under seal as of the date first above written.

WITNESS:	LANDLORD: St. John Properties, Inc.

	By:	/s/ Richard Williamson
Printed Name: Richard Williamson
	Title:	Senior Vice President

WITNESS:	TENANT: AirPatrol Corporation

	By:	/s/ Cleve Adams
Printed Name: Cleve Adams
	Title:	Chief Executive Officer

FULL SERVICE OFFICE BUILDING LEASE AGREEMENT

THIS AGREEMENT OF LEASE, herein after called “Lease”, made this 19th day of July 2013, by and between ST. JOHN PROPERTIES, INC., (hereinafter called “Landlord”), and AirPatrol Corporation, a Nevada corporation (hereinafter called “Tenant”).

WITNESSETH, that Tenant covenants and agrees with Landlord as follows:

LEASED PREMISES

1. Landlord is the agent for owner of 8171 Maple Lawn Boulevard, (hereinafter referred to as the “Building”), an office building and the land upon which the Building is situated, and any additional facilities in subsequent years as may be determined by Landlord to be reasonably necessary or desirable for the management, maintenance or operation of the Building located in Maple Lawn, Maryland 20759, (hereinafter referred to as the “Property”).

Landlord does hereby lease unto Tenant, and Tenant does hereby lease from Landlord, that portion of the Building on the third (3rd) floor containing an agreed upon 5,168 square feet of rentable area, commonly known as Suite 310, (hereinafter referred to as the “Leased Premises”).

TERM

2. The term of this Lease, (hereinafter referred to as the “Term”), shall be for a period of five (5) years commencing on the first (1st) day of January, 2014, and ending on the thirty-first (31st) day of December, 2018, unless the Lease is earlier terminated or extended pursuant to any other provision of this Lease or to law.

RENT

3. Tenant shall pay to Landlord a base annual rental, (hereinafter called “Annual Rent”), in the amount of $155,040.00 payable in advance on the first day of each and every month during the Term in equal monthly installments of $12,920.00.

Tenant agrees to pay each installment of the Annual Rent promptly as and when due without any setoff or deduction whatsoever. Said installments of Annual Rent shall be mailed to: St. John Properties, Inc. — A, P.O. Box 62707, Baltimore, Maryland 21264. For incoming payments via Overnight Mail, the following address should be used: M&T Bank c/o St. John Properties, Inc. — A, Box # 62707, 1800 Washington Blvd., Baltimore, Maryland 21230 or at such other place or to such appointee of Landlord, as Landlord may from time to time designate in writing.

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ADDITIONAL RENT

4. All sums of money other than Annual Rent required to be paid by Tenant to Landlord pursuant to the terms of this Lease, unless otherwise specified herein, shall be considered additional rent,(hereinafter referred to as “Additional Rent”), and shall be collectible by Landlord as Additional Rent, in accordance with the terms of this Lease.

RENTAL - ESCALATION

5. Beginning with the first anniversary of the commencement date of the Term and each anniversary hereafter throughout the remainder of the Lease and renewal term, if any, the Annual Rent shall be increased by an amount equal to three percent (3%) of the previous year’s Annual Rent, which sum shall be payable in equal monthly installments in advance as hereinafter set forth.

ANNUAL OPERATING COST ADJUSTMENT

6. Tenant shall pay, as Additional Rent, Tenant’s pro rata share of Landlord’s annual operating costs in excess of those operating costs incurred by Landlord in 2013. Tenant’s pro rata share is six and ten hundredths (6.10%) percent subject to change due to a subsequent increase or decrease of the rentable area of the Building. Operating costs (hereinafter referred to as the “Operating Costs”) are defined as follows: all expenses paid or incurred by Landlord in connection with the ownership, management, insurance, maintenance, operation, and repair of the Building and the Property, the parking facilities, or if applicable any parking structure provided by Landlord for tenants of the Building.

Operating Costs include but are not limited to:

a. all expenses paid or incurred by Landlord for heating, cooling, electricity, water, gas, sewers, refuse collection, exterminating, telephone charges not chargeable to tenants and similar utilities services; the cost of supplies, janitorial and cleaning services; window washing; landscaping, snow removal; management fees; accounting fees; insurance; security services;

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b. the cost of compliance with any governmental rules, regulations, requirements or orders;

c. real estate taxes, assessments and appeals;

d. cost of services of independent contractors; the cost of compensation (including employment taxes and fringe benefits) of all persons who perform duties in connection with such Operating Costs and any other expenses or charges which, in accordance with generally accepted accounting and management principles, would be considered an expense of owning, managing, insuring, maintaining, operating, and repairing the Building and Property.

Operating Costs shall not include:

e. any expenses paid by any tenant directly to third parties, or as to which Landlord is otherwise reimbursed by any third party or by any insurance proceeds. Landlord may, in a reasonable manner, allocate insurance premiums for so-called “blanket” insurance policies, which insure other properties as well as the Building, and said allocated amounts shall be deemed to be operating expenses.

f. Payments of principal and interest on any mortgages, deeds of trust or other financing instruments relating to the financing of the Property

g. Leasing commissions or brokerage fees

h. Costs associated with preparing, improving or altering a space for any leasing or releasing of any space within the Building.

In the event that during all or any portion of any calendar year the Building is not fully rented and occupied, Landlord may elect to make an appropriate adjustment in Operating Costs for such year, using sound accounting and management principles, to determine the Operating Costs that would have been paid or incurred by Landlord had the Building been fully rented and occupied. The amount so determined shall be deemed to have been Operating Costs for such year.

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Within one hundred twenty (120) days after the end of the calendar year Landlord shall submit a Statement (hereinafter referred to as the “Operating Costs Statement”) to Tenant setting forth the actual Operating Costs for the preceding calendar year and any adjustments for overpayment or underpayment shall be made between the parties within thirty (30) days thereafter.

Each Operating Costs Statement provided by Landlord shall be conclusive and binding upon Tenant unless within ~~thirty (30)~~ sixty (60) days after receipt thereof, Tenant notifies Landlord that it disputes the correctness thereof, specifying those respects in which it claims the Operating Costs Statement to be incorrect. Unless resolved by the parties, such dispute shall be determined by arbitration in accordance with the then prevailing rules of the American Arbitration Association. If the arbitration proceedings result in a determination that the Operating Costs Statement contained an aggregate discrepancy of less than five percent (5%), Tenant shall bear all costs in connection with such arbitration. Pending determination of the dispute, Tenant shall pay any costs due from Tenant in accordance with the Operating Costs Statement, but such payment shall be without prejudice to Tenant’s claims. Tenant, for a period of thirty (30) days after delivery of the Operating Costs Statement for each calendar year and upon at least ten (10) days written notice to Landlord, shall have reasonable access during normal business hours to the books and records of Landlord relating to Operating Costs for the purpose of verifying the Operating Costs Statement, Tenant to bear all costs relating to such inspection. Tenant shall reimburse Landlord for any cost for photocopying that it desires above the first $500.

During the Lease Term, Tenant’s Pro Rata Share of Controllable Operating Expenses (defined below) shall not increase by more than five percent (5%) per calendar year on a cumulative basis. “Controllable Operating Expenses” are defined as any and all expenses which Landlord has the ability to control, including but not limited to wages, salaries and other benefits paid to Landlord’s employees engaged in the operation, management or security of the Building, the management fee, and any rental paid for any management office in the Building, but specifically excluding the following expenses: Taxes, utilities, insurance, and snow removal.

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USE

7. Tenant shall use and occupy the Leased Premises solely for the following purpose: general office for a technology company.

MUNICIPAL REGULATIONS

8. Tenant shall observe and comply with and execute at its expense, all laws, orders, rules, requirements, and regulations of the United States, State, City or County of the said State, in which the Leased Premises are located, and of any and all governmental authorities or agencies and of any board of the fire underwriters or other similar organization, respecting the Leased Premises and the manner in which said Leased Premises are or should be used by Tenant.

Construction and interpretation of this Lease shall be governed by the laws of the State of Maryland, excluding any principles of conflicts of laws. Tenant hereby consents to the jurisdiction and venue of the Courts of the State of Maryland and to the jurisdiction and venue of any United States District Court in the State of Maryland.

ASSIGNMENT AND SUBLET

9. Tenant shall not assign this Lease, in whole or in part, or sublet the Leased Premises, or any part or portion thereof, without the prior written consent of Landlord, and said consent shall not be unreasonably withheld, conditioned or delayed. If Landlord consents to such assignment or subletting, Tenant shall not be relieved from any liability whatsoever under this Lease. Landlord shall be entitled to any additional considerations over and above those stated in this Lease, which are obtained in or for the sublease and/or assignment. An assignment of this Lease shall be permitted in connection with a merger, the sale of stock of the Tenant, or the sale of substantially all of the assets of the Tenant or division operating at this Premises; however, Tenant shall not be relieved from any liability whatsoever under this Lease. Landlord may assess processing fees that shall be paid by Tenant as Additional Rent. Such fees shall not exceed $1,000.00.

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INSURANCE

10.  a.  TENANT’S INSURANCE

Throughout the term of this Lease, Tenant shall obtain and maintain

1. Business Personal Property insurance covering Special Causes of Loss. Such Business Personal Property insurance shall not be in an amount less than that required to replace all of the Tenant’s trade fixtures, decorations, furnishings, equipment and personal property and in an amount required to avoid the application of any coinsurance provision. Such Business Personal Property insurance shall contain a Replacement Cost valuation provision.

2. Business Income insurance covering Special Causes of Loss. Such Business Income insurance shall be in minimum amounts typically carried by prudent businesses engaged in similar operations, but in no event shall be in an amount less than the Base Rent then in effect for the Lease Year.

3. Commercial General Liability insurance (written on an occurrence basis) including Contractual Liability coverage insuring the obligations assumed by Tenant under this Lease, Premises and Operations coverage, Personal Injury Liability coverage, Independent Contractor’s Liability coverage. Such Commercial General Liability insurance shall be in minimum amounts typically carried by prudent businesses engaged in similar operations, but in no event shall be in an amount less than Two Million Dollars ($2,000,000) combined single limit per occurrence with a Three Million Dollar ($3,000,000) annual aggregate. If Tenant conducts operations at locations and/or projects other than the Premises, such annual aggregate limit will be expressed on a “per location” and/or “per project” basis, as the case may be. Such Commercial General Liability insurance shall be primary to — and non-contributory with — any similar insurance carried by Landlord.

4. Workers’ Compensation insurance including Employer’s Liability insurance. Such Workers’ Compensation insurance shall be for the statutory benefits which may, from time to time throughout the term of this Lease, become payable in the jurisdiction in which the Premises are located. Such Employer’s Liability insurance shall be in amounts not less than One Hundred Thousand Dollars ($100,000) for each accident, Five Hundred Thousand Dollars ($500,000) as a policy limit for disease and One Hundred Thousand Dollars ($100,000) per employee for disease. Such Workers’ Compensation insurance will include a Waiver of Subrogation in favor of Landlord.

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All such insurance shall: (1) be issued by a company that is “Admitted” to do business in the jurisdiction in which the Premises are located, and that has a rating equal to or exceeding A: XI from A.M. Best Company; (2) (except for Workers’ Compensation and Employer’s Liability) name the building-owner (Maple Lawn Office I, LLC) and St. John Properties, Inc and the holder of any Mortgage as Additional Insureds; (3) contain an endorsement prohibiting cancellation or failure to renew without the insurer first giving Landlord thirty (30) days’ prior written notice (by certified or registered mail, return receipt requested) of such proposed action (no less than ten [10] days’ notice of cancellation or failure to renew for non-payment of premium).

No such Commercial General Liability, Workers’ Compensation or Employer’s Liability insurance shall contain a self-insured retention provision except as otherwise approved in writing by Landlord, which approval shall not be unreasonably withheld. Landlord reserves the right from time to time to require Tenant to obtain higher minimum amounts or different types of insurance if it becomes customary for other landlords of similar buildings as that which contains the Premises to require similar-sized tenants in similar industries to carry insurance of such higher minimum amounts or of different types. At the commencement of this Lease, Tenant shall deliver a certificate of all required insurance and will continue throughout the term of this Lease to do so not less than ten (10) days prior to the expiration of any required policy of insurance. Neither the issuance of any insurance policy required under this Lease nor the minimum limits specified herein shall be deemed to limit or restrict in any way Tenant’s liability arising under or out of this Lease.

To the fullest extent permitted by law, Tenant shall indemnify and hold harmless Landlord, its partners, employees, agents, representatives and any other party required to be indemnified and/or held harmless under the terms of any written contract or agreement with Landlord pertaining to this Lease and/or to the Premises, from and against all claims, damages, losses, costs and/or expenses, including, but not limited to reasonable attorneys’ fees, arising out of or resulting from Tenant’s acts or omissions, occupancy of the Premises or obligations under this Lease. Such indemnification and/or hold harmless shall not be invalidated by the partial negligence of one or more of the indemnities. If the laws of the governing jurisdiction do not permit such an indemnification and/or hold harmless, then Tenant’s obligations to indemnify and hold harmless the indemnities will be to the fullest extent permitted and all other parts of this Lease and this paragraph will apply.

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b. LANDLORD’S INSURANCE

Throughout the term of this Lease, Landlord shall obtain and maintain:

1. Real Property insurance against Special Causes of Loss and subject to Replacement Cost valuation covering the Building and all of Landlord’s property therein in an amount required by its insurance company to avoid the application of any coinsurance provision.

2. Commercial General Liability insurance (written on an occurrence basis) including Contractual Liability coverage insuring the obligations assumed by Landlord under this Lease, Premises and Operations coverage, Personal Injury Liability coverage, Independent Contractor’s Liability coverage. Such Commercial General Liability insurance shall be in amounts not less than Two Million Dollars ($2,000,000) combined single limit per occurrence with a Four Million Dollar ($4,000,000) annual aggregate.

ALTERATIONS

11.  a.  Tenant shall make no alterations, installations, additions or improvements (herein collectively referred to as “Alterations”) in or to the Leased Premises without the Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed and then only by contractors or mechanics approved by Landlord, and at such times and in such manner as Landlord may from time to time reasonably designate.

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b. If Tenant shall desire to make any Alterations, plans for the same shall first be issued to Landlord, and the Alterations shall be constructed by Landlord’s contractors or mechanics at Tenant’s expense, and the cost of said Alterations shall be due and payable to Landlord as Additional Rent. In the event that a building permit is required, Landlord shall have the first option to submit the permit application on behalf of the Tenant. Any permit cost shall be at Tenant’s expense. Such Alterations shall become the property of Landlord as soon as they are affixed to the Leased Premises and all rights, title and interest therein of Tenant shall immediately cease, unless otherwise agreed to in writing.

c. Tenant shall not be required to obtain Landlord consent for aesthetic improvements to the Lease Premises, excluding paint and carpet, which shall not be unreasonably withheld, conditioned or delayed.

REPAIRS AND MAINTENANCE

12.  a.   Tenant shall maintain the interior of the Leased Premises in good order and condition, ordinary wear and tear excepted. Landlord shall maintain the interior common areas of the Building, the roof and the exterior of the Building, as well as the structure thereof, and shall maintain the Property, in good order and repair, reasonable wear and tear excepted.

b. Tenant shall, at the expiration of the Term or at the sooner termination thereof by forfeiture or otherwise, deliver-up the Leased Premises in the same good order and condition as they were at the beginning of the tenancy, reasonable wear and tear excepted.

SERVICES

13.  a.   Landlord shall furnish the Leased Premises with electricity suitable for Tenant’s intended use as general office space, heating and air conditioning for the comfortable use and occupancy of the Leased Premises between 6:00 A.M. and 7:00 P.M., Monday through Friday and on Saturdays, 7:00 A.M. through 2:00 P.M. (hereinafter called “Normal Business Hours”) of each week during the Term (legal holidays excepted), janitorial service and trash removal, Monday through Friday of each week during the Term (legal holidays excepted), all at Landlord’s expense.

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If Tenant shall require electrical current or install electrical equipment including but not limited to, electrical heating, additional or supplemental air conditioning equipment, or machines or equipment using current in excess of 110 volts, which will in any way increase the amount of the electricity usually furnished for use as general office space, or if Tenant shall intend to use the Leased Premises in such a manner that the services to be furnished by Landlord hereunder would be required during periods other than or in addition to the Normal Business Hours, Tenant shall be required to obtain Landlord’s written approval, and Tenant agrees to pay periodically for the additional direct expense to Landlord resulting from the same including expenses resulting from any such installation of equipment as Additional Rent. Providing Heating, Ventilating and Air Conditioning (“HVAC”) service beyond the Normal Business Hours will be billed directly to Tenant as Additional Rent, on a $35.00 ~~per HVAC unit~~, per hour basis. To contract for additional HVAC service, Tenant must contact Landlord at least twenty four (24) hours prior to the time period Tenant requires additional HVAC services and in the event Tenant requires HVAC service on Sunday, Tenant must contact Landlord prior to Noon on the Friday previous to the Sunday requirement.

b. Landlord shall furnish, supply and maintain any hallways, stairways, lobbies, elevators, restroom facilities and maintain the grounds, parking facilities and other common areas of the Property, all at Landlord’s expense except as may be otherwise provided in this Lease.

c. Landlord shall provide necessary passenger elevator service during the Normal Business Hours as described herein. Tenant shall obtain Landlord’s written consent prior to using the elevators for any use other than passenger service. Landlord reserves the right to exclude any other use of the elevators during Normal Business Hours of the Building.

d. Landlord shall have no liability or responsibility to supply heat, air conditioning, elevator, plumbing, cleaning, and/or electric service, when prevented from so doing by laws, orders or regulations of any Federal, State, County or Municipal authority or by strikes, accidents, or by any other cause whatsoever, beyond Landlord’s control.

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DEFAULT

14. If Tenant shall fail to pay said installments of Annual Rent, Additional Rent, or any other sum required by the terms of this Lease to be paid by Tenant and such failure shall continue for five (5) days after Landlord has given written notice thereof to Tenant and/or in case Tenant shall fail to comply with any of the provisions, covenants, or conditions of this Lease, on its part to be kept and performed, and such default shall continue for a period of ten (10) days after Landlord has given written notice to Tenant, then, upon the happening of any such event, and in addition to any and all other remedies that may thereby accrue to Landlord, Landlord may do the following:

a. Landlord’s Election to Retake possession without Termination of Lease. Landlord may retake possession of the Leased Premises and shall have the right, but not the obligation, without being deemed to have accepted a surrender thereof, and without terminating this Lease, to relet the same for the remainder of the Term upon terms and conditions satisfactory to Landlord; and if the rent received from such reletting does not at least equal the rent payable by Tenant hereunder, Tenant shall pay and satisfy the deficiency between the amount of rent so provided in this Lease and the rent received through reletting the Leased Premises; and, in addition, Tenant shall pay reasonable expenses in connection with any such reletting, including, but not limited to, the cost of renovating, altering and decorating for any occupant, leasing commissions paid to any real estate broker or agent, and attorney’s fees incurred.

b. Landlord’s Election to Terminate Lease. Landlord may terminate the Lease and forthwith repossess the Leased Premises by operation of law and be entitled to recover as damages a sum of money equal to the total of the following amounts:

i.      any unpaid rent or any other outstanding monetary obligation of Tenant to Landlord under the Lease;

ii.     the balance of the rent for the remainder of the Term less the reasonable rental value of the Leased Premises if subleased under the terms of the Lease that Tenant so proves;

iii.     damages for the wrongful withholding of the Leased Premises by Tenant;

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iv.     all reasonable legal expenses, including attorney’s fees, expert and witness fees, court costs and other costs incurred in exercising its rights under the Lease;

v.      all costs incurred in recovering the Leased Premises, restoring the Leased Premises to good order and condition, and all commissions incurred by Landlord in reletting the Leased Premises; and

vi.     any other reasonable amount necessary to compensate Landlord for all detriment proximately caused by Tenant’s default.

DAMAGE

15. In the case of the total destruction of said Leased Premises by fire, other casualties, the elements, or other cause, or of such damage thereto as shall render the same totally unfit for occupancy by Tenant for more than sixty (60) days, this Lease, upon surrender and delivery to Landlord of the said Leased Premises, together with the payment of the Annual Rent to the date of such occurrence and a proportionate part thereof to the date of surrender, shall terminate and be at an end. If the Leased Premises are rendered partly untenantable by any cause mentioned in the preceding sentence, Landlord shall, at its own expense, restore said Leased Premises with reasonable diligence, and the rent shall be abated proportionately for the period of said partial untenantability and until the Leased Premises shall have been fully restored by Landlord.

BANKRUPTCY

16. In the event of the appointment of a receiver or trustee for Tenant by any Federal or State court, in any legal proceedings under any provision of the Bankruptcy Act; if the appointment of such receiver or such trustee is not vacated within sixty (60) days, or if said Tenant be adjudicated bankrupt or insolvent, or shall make an assignment for the benefit of its creditors, then and in any of said events, Landlord may, at its option, terminate this tenancy by ten (10) days written notice, and re-enter upon said Leased Premises.

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POSSESSION/BENEFICIAL OCCUPANCY

17. Landlord covenants and agrees that possession of said Leased Premises shall be given to Tenant as soon as said Leased Premises are ready for occupancy. In case possession, in whole or in part, cannot be given to Tenant on or before the Commencement Date of this Lease, Landlord agrees to abate the Annual Rent proportionately until possession is given to said Tenant, and Tenant agrees to accept such pro rata abatement as liquidated damages for the failure to obtain possession.

Occupancy in any manner and in any part shall be deemed to be beneficial occupancy and installments of Annual Rent shall be due on the part of Tenant. Beneficial occupancy and Annual Rent thereby due shall not depend on official government approval of such occupancy, state of completion of the Building, availability or connection of utilities and services such as but not limited to sewer, water, gas, oil or electric. No credit for Annual Rent shall be given due to lack of utilities or services, unless caused by gross negligence of Landlord.

SIGNS

18. Signage criteria for the Building has been established by Landlord and all such information for Tenant’s suite sign and digital directory shall be submitted to Landlord for Landlord’s approval of confirmation to this criteria. Once approved by Landlord, Landlord will order and install Tenant’s signage. The cost to manufacture the signage ~~shall be solely at Tenant’s expense and will be payable by-Tenant-as Additional-Rent, while~~ and the cost to install said signage shall be borne by Landlord.

LIABILITY

19. Landlord shall not be liable to Tenant for any loss, damage or injury to Tenant or to any other person, or for any loss or damage to the property of Tenant or of any other person, unless such loss, damage or injury shall be caused by or result from a negligent act or omission solely on the part of Landlord or any of its agents, servants, or employees. Tenant shall, and does hereby indemnify and hold harmless Landlord and any other parties in interest from and against any and all liabilities, fines, claims, damages and actions, costs and expenses of any kind or nature (including attorneys’ fees) and of anyone whatsoever (i) relating to or arising from the use and occupancy of the Leased Premises; (ii) due to or arising out of any mechanic’s lien filed against the Building, or any part thereof, for labor performed or for materials furnished or claimed to be furnished to Tenant, or (iii) due to or arising out of any breach, violation or nonperformance of any covenant, condition or agreement in this Lease set forth and contained on the part of Tenant to be fulfilled, kept, observed or performed.

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RIGHT OF ENTRY

20. It is understood and agreed that Landlord, and its agents, servants, and employees, including any builder or contractor employed by Landlord, shall have, and Tenant hereby gives them the absolute, and unconditional right, license and permission, at any and all reasonable times, and for any reasonable purpose whatsoever, to enter through, across or upon the Leased Premises or any part thereof, and, at the option of Landlord, to make such reasonable repairs to or changes in said Leased Premises as Landlord may deem necessary or proper. During anytime that Landlord enters Tenant’s suite, Landlord assumes liability for any and all of Landlord’s agents and assigns during the visit. In no way shall the Landlord’s actions disrupt Tenant’s business operations unless in an emergency situation.

EXPIRATION

21. It is agreed that the Term expires on November 30, 2018, without the necessity of any notice by or to any of the parties hereto. If Tenant shall occupy said Leased Premises after such expiration, it is understood that, in the absence of any written agreement to the contrary, said Tenant shall hold the Leased Premises as a “Tenant from month to month”, subject to all the other terms and conditions of this Lease, at ~~double~~ one hundred and fifty percent (150%) the highest monthly rental installments reserved in this Lease; provided that Landlord shall, upon such expiration, be entitled to the benefit of all public general or public local laws relating to the speedy recovery of the possession of land and tenements held over by Tenant that may be now in force or may hereafter be enacted including but not limited to the recovery of consequential damages.

Prior to expiration, Tenant agrees to schedule an inspection with Landlord to confirm that the Leased Premises will be in proper order at expiration.

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CONDEMNATION

22. It is agreed in the event that condemnation proceedings are instituted against the Leased Premises and title taken by any Federal, State, Municipal or other body, then this Lease shall become null and void at the date of settlement of condemnation proceedings and Tenant shall not be entitled to recover any part of the award which may be received by Landlord.

SUBORDINATION

23. It is agreed that Landlord shall have the right to place a mortgage or any form of mortgages on the Leased Premises and this Lease shall be subordinate to any such mortgage or mortgages, whether presently existing or hereafter placed on the Leased Premises, and Tenant agrees to execute any and all documents assisting the effectuating of said subordination. Furthermore, if any person or entity shall succeed to all or part of Landlord’s interest in the Leased Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of Lease, or otherwise, Tenant shall automatically attorn to such successor in interest, which attornment shall be self operative and effective upon the signing of this Lease, and shall execute such other agreement in confirmation of such attornment as such successor in interest shall reasonably request.

NOTICES

24. Any written notice required by this Lease shall be deemed sufficiently given, if hand delivered, or sent via first class mail, certified mail or by overnight courier service.

Any notice required by this Lease is to be sent to Landlord at:

          2560 Lord Baltimore Drive

          Baltimore. Maryland 21244

Any notice required by this Lease is to be sent to Tenant at:

           8171 Maple Lawn Boulevard, Suite 310

           Maple Lawn, Maryland 20759

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Account Contact Information:

Address:          8171 Maple Lawn Boulevard, Suite 310

                          Maple Lawn, Maryland 20759

Contact:            Guy Levy-Yurista

Title:                  Chief Technology Officer

Telephone:       240.888.1499

Fax:________________________________________

E-mail Address:          guy@airpatrolcorp.com        _  _

Emergency Contact Information:

Address:     Same as above

 _________________________________________

Contact:___________________________________

Title:_____________________________________

Telephone:_________________________________

Fax: ______________________________________

E-mail Address:_____________________________

REMEDIES NOT EXCLUSIVE

25. No remedy conferred upon Landlord shall be considered exclusive of any other remedy, but shall be in addition to every other remedy available to Landlord under this Lease or as a matter of law. Every remedy available to Landlord may be exercised concurrently or from time to time, as often as the occasion may arise. Tenant hereby waives any and all rights which it may have to request a jury trial in any proceeding at law or in equity in any court of competent jurisdiction.

WAIVERS

26. It is understood and agreed that nothing shall be construed to be a waiver of any of the terms, covenants and conditions herein contained, unless the same be in writing, signed by the party to be charged with such waiver, and no waiver of the breach of any covenant shall be construed as the waiver or the covenant of any subsequent breach thereof.

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PERFORMANCE

27. It is agreed that the failure of Landlord to insist in any one or more instances upon a strict performance of any covenant of this Lease or to exercise any right herein contained shall not be construed as a waiver or relinquishment for the future of such covenant or right, but the same shall remain in full force and effect, unless contrary is expressed in writing by Landlord.

SECURITY DEPOSIT AND FINANCIAL STATEMENTS

28. A security deposit of $87,920.00 will accompany this Lease, when submitted for approval by Landlord, subject to all the conditions of the Security Deposit Agreement attached. If this Lease is not approved by Landlord within forty-five (45) days of its submission to Landlord, the security deposit will be refunded in full.

Within thirty (30) days of delivery to Landlord from Tenant, a Letter of Credit pursuant to Section 44 (Letter of Credit), Landlord shall return to Tenant $75,000.00 of the security deposit, leaving a balance of $12,920.00.

Landlord shall have the right, at a limit of once per year, to require annual financial statements of Tenant and/or Guarantor of this Lease. Requested statements must be provided no later than ninety (90) days after the closing of each fiscal year. Tenant or Guarantor shall provide written answers to any questions from Landlord which are related to Tenant’s financial statements or provide written projections on Tenant’s business, if the financials are unacceptable to Landlord.

AGREEMENT CONTENTS

29. This Lease contains the final and entire agreement between the parties hereto, and neither they nor their agents shall be bound by any terms, conditions or representations not herein written.

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LEGAL EXPENSE

30. In the event, to enforce the terms of this Lease, either party files legal action against the other, and is successful in said action, the losing party agrees to pay all reasonable expenses to the prevailing party, including reasonable attorneys’ fee incident to said legal action. In the event that Landlord is successful in any legal action filed against Tenant, Landlord’s expenses incident to said legal action shall be due as Additional Rent within thirty (30) days of invoice.

RELOCATION

31. Landlord shall have the right at any time during the Term, upon not less than thirty (30) days written notice to Tenant, to relocate Tenant to another location within the project, provided: (1) that the new location is reasonably similar in size, utility and appearance (including a comparable glass line on a corner unit suite, comparable level of improvements (to include the upgraded doors, interior glass windows and doors countertops and flooring), visibility from lobby and access) and (2) Landlord pays all reasonable moving costs incurred by Tenant in connection with such move, including the cost of voice/data, company stationary and the physical move. The parties shall execute an amendment to this Lease which will specify the change in Leased Premises, but this Lease shall in no other respect be amended. In no event shall the new location be in the 1st floor of a building and all the conditions of Section 43 (Antennas) shall apply at the new building.

LATE CHARGE

32. If Tenant shall fail to pay when due, the Annual Rent, Additional Rent or any other sum required by the terms of this Lease to be paid by Tenant, then, upon the happening of any such event, and in addition to any and all other remedies that may thereby accrue to Landlord, Tenant agrees to pay to Landlord a late charge of five percent (5%) of the monthly account balance. The late charge on the Annual Rent accrues after ten (10) days of the due date and said late charge shall become part of and in addition to the then due monthly rental. In the event Tenant’s rent is received fifteen (15) days after due date, Landlord shall have the option to require the rental payment be made with a certified or cashiers check.

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DOCUMENT EXECUTION

33. Tenant agrees to execute any and all reasonable documents required of Tenant by the mortgage holder of the Leased Premises during the Term of this Lease.

LEASEHOLD IMPROVEMENTS

34. The Leased Premises shall contain only the following items at the expense of Landlord: (the “Original Alterations”) Landlord shall construct the tenant improvements, using building standard materials, according to the attached Exhibit A, dated June 17, 2013. Tenant shall pay to Landlord upon execution of this Lease a payment in the amount of $19,126.50 toward to cost of the improvements. Tenant shall also pay to Landlord upon the earlier of Substantial Completion or Tenant’s occupancy a payment in the amount of $19,126.50 toward the cost of the improvements.

QUIET ENJOYMENT

35. Tenant, upon paying the Annual Rent on a monthly basis, Additional Rent and other charges herein provided and observing and keeping all of its covenants, agreements, and conditions in this Lease, shall quietly have and enjoy the Leased Premises during the Term without hindrance or molestation by anyone claiming by or through Landlord: subject, however, to all exceptions, reservations and conditions of this Lease.

ESTOPPEL CERTIFICATE

36. Tenant shall, at any time during the Term or any renewal thereof, upon request of Landlord, execute, acknowledge, and deliver to Landlord or its designee, a statement in writing, certifying that this Lease is unmodified and in full force and effect if such is the fact that the same is in full force. Landlord shall bear any and all reasonable costs associated with Tenant’s execution, acknowledgement, and delivery of said Estoppel Certificate.

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ENVIRONMENTAL REQUIREMENTS

37. Tenant hereby covenants and agrees that if at any time it is determined that there are materials placed on the Leased Premises by Tenant, which, under any environmental requirements require special handling in collection, storage, treatment, or disposal, Tenant shall, within thirty (30) days after written notice thereof, take or cause to be taken, at its sole expense, such actions as may be necessary to comply with all environmental requirements. If Tenant shall fail to take such action, Landlord may make advances or payments towards performance or satisfaction of the same but shall be under no obligation to do so; and all sums so advanced or paid, including all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, including, without limitation, reasonable attorney’s fees, fines, or other penalty payments, shall be at once repayable by Tenant as Additional Rent and shall bear interest at the rate of four percent (4%) per annum above the Prime Rate from time to time as published by the Wall Street Journal, from the date the same shall become due and payable until the date paid. Failure of Tenant to comply with all environmental requirements shall constitute and be a default under this Lease.

Tenant will remain totally liable hereunder regardless of any other provisions which may limit recourse.

EXCULPATION CLAUSE

38. Neither Landlord nor any principal, partner, member, officer, director, trustee or affiliate of Landlord (collectively, “Landlord Affiliates”) shall have any personal liability under any provision of this Lease.

CORPORATE TENANTS

39. In the event Tenant is a corporation, the persons executing this Lease on behalf of Tenant hereby covenant and warrant that: i) Tenant is a duly constituted corporation qualified to do business in Maryland; ii) all Tenants franchises and corporate taxes have been paid to date; and such person(s) that is (are) executing this Lease are duly authorized by the Board of Directors of such corporation to execute and deliver this Lease on behalf of the corporation.

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RULES AND REGULATIONS

40. Tenant agrees to be bound by the Rules and Regulations as set forth on the schedule attached hereto and labeled Exhibit “B” and made a part hereof. Landlord shall have the right, from time to time, to issue additional or amended Rules and Regulations regarding the use of the Building and Property. Tenant covenants that said additional or amended Rules and Regulations shall likewise be faithfully observed by Tenant, the employees of Tenant and all persons invited by Tenant into the Building. So long as they are applied equitably to all tenants of the building and Property.

EXPANSION CLAUSE

41. Provided Tenant is not in default under this Lease, and in the event Tenant requires to significantly increase its leased square footage, Tenant may lease a larger space in any available space in a building controlled by St. John Properties, Inc.

Landlord and Tenant shall then execute a new lease for the larger space and Tenant’s current lease will terminate in conjunction with the commencement of the new lease.

RENEWAL OPTION

42. Provided Tenant is not then in default hereunder, Tenant may extend the term of this Lease and as it may be amended from time to time, for one (1) further successive period of five (5) years, by notifying Landlord in writing of its intention to do so at least one hundred eighty (180) days prior to the expiration of the then current term. The Annual Rent for each succeeding extension shall be on the fair market rent (“Fair Market Rent”) based on the current rent for comparable space in the same general area and similar use in the vicinity of the Premises, taking into account all market conditions including without limitation: rent abatements, moving allowances, and customary brokers’ commissions. All other terms and conditions of this Lease shall remain in full force and effect.

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ANTENNAS

43. Landlord agrees that during the duration of the Lease Term, and any renewals thereof, they will not permit any third-party, tenant, non-tenant, and/or commercially operated cellular phone towers on the Building.

LETTER OF CREDIT

44. Provided that Tenant is not then in default, pursuant to Section 28 (Security Deposit & Financial Statements), Tenant shall be reimbursed $75,000.00 of the security deposit within thirty (30) days after delivery to Landlord a Letter of Credit issued by a United States Bank acceptable from time to time by Landlord. In the event that Landlord at any time determines that the issuer of the Letter of Credit is not acceptable to Landlord, Landlord shall send written notice thereof to Tenant, and Tenant shall have thirty (30) days to replace the Letter of Credit with a Letter of Credit issued by an issuer acceptable to Landlord. Failure of Tenant to do so shall be a default under this Lease. Tenant shall maintain the aforesaid Letter of Credit in full force and effect according to the following amounts and schedule;

Year 1	January 1, 2014 — December 31, 2014	$75,000.00

Year 2	January 1, 2015 — December 31, 2015	$56,250.00

Year 3	January 1, 2016 — December 31, 2016	$37,500.00

Remaining Term	No letter of credit shall be required	$0.00

In the event that the Letter of Credit initially provides that its expiry is prior to ninety (90) days after the end of the term of this Lease, Tenant shall renew the Letter of Credit, in each instance for at least one (1) year, at least ninety (90) days prior to the expiry thereof, and Tenant shall promptly provide Landlord with written notice of each renewal. Tenant shall immediately notify Landlord of Tenant’s receipt of notice that the Letter of Credit has not been renewed at least ninety (90) days prior to the expiry thereof or has been revoked or that the Letter of Credit may not be renewed as of any anniversary date of the Letter of Credit. If the Letter of Credit is not renewed as aforesaid, or if the issuer of the Letter of Credit states that the issuer will not renew the Letter of Credit, there shall be a default under this Lease, in which case Landlord may exercise all remedies available under this Lease, including, but not limited to, drawing up to the full amount of the Letter of Credit.

Upon Tenant’s default in the performance of any of Tenant’s obligations under this Lease, including payment of Rent and Additional Rent, which default continues beyond any applicable grace or cure period herein set forth, or in the event Landlord is notified or determines that the Letter of Credit is not being renewed as provided above, Landlord shall have the right (but not the obligation) to draw upon such Letter of Credit. Landlord shall apply the proceeds of such draw to all amounts owed by Tenant to Landlord, in such application as determined by Landlord in its sole discretion, including all costs and expenses, including reasonable legal fees, incurred by Landlord. Any surplus remaining from such draw shall be held by Landlord as a security deposit for the faithful performance of Tenant’s obligations under this Lease, and Landlord shall have the right, but not the obligation, to apply such security deposit, or any portion thereof, to any amounts due by Tenant upon any subsequent default by Tenant hereunder, including all costs and expenses including reasonable legal fees incurred by Landlord. Such surplus, if not sooner applied, shall be returned to Tenant, without interest, within thirty (30) days after vacating of the Premises by Tenant and termination of this Lease provided (i) Tenant is not then in default under any provision of this Lease; (ii) Tenant has returned the Premises to Landlord in the condition required by this Lease; (iii) there is no damage to the Premises beyond ordinary wear and tear, and the Premises have been left in a clean condition and in good order, with all debris, rubbish and trash placed in proper containers; and (iv) Tenant’s forwarding address has been left with Landlord. Tenant further agrees that Landlord shall be entitled to commingle said surplus with Landlord’s own funds.

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AS WITNESS THE HAND AND SEALS OF THE PARTIES HERETO THE DAY AND YEAR FIRST ABOVE WRITTEN:

WITNESS:	TENANT: AirPatrol Corporation

	By:	/s/ Cleve Adams
Printed Name: Cleve Adams
	Title:	Chief Executive Officer

WITNESS:	LANDLORD: St. John Properties, Inc.

	By:	/s/ Richard Williamson
Printed Name: Richard Williamson
	Title:	Senior Vice President

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SECURITY DEPOSIT AGREEMENT

This is NOT a rent receipt.

Date July 19, 2013

Received from AirPatrol Corporation, the amount of 87,920.00, as security deposit for Leased Premises 8171 Maple Lawn Boulevard, Suite 310, Maple Lawn, Maryland 20759.

Landlord agrees that, subject to the conditions listed below, this security deposit will be returned in full within forty-five (45) days of vacancy. However, in the event Tenant provides Landlord with a Letter of Credit pursuant to Section 44 (Letter of Credit) of the Lease, within thirty (30) days Landlord shall return to Tenant $75,000.00 of the security deposit, leaving a remaining balance of $12,920.00

Tenant agrees that this security deposit may not be applied by Tenant as rent and that the full monthly rent will be paid on or before the first day of every month, including the last month of occupancy. Tenant further agrees that a mortgagee of the property demised by the Lease to which this Security Deposit Agreement is appended and/or a mortgagee thereof in possession of said property and/or a purchaser of said property at a foreclosure sale shall not have any liability to Tenant for this security deposit.

SECURITY DEPOSIT RELEASE PREREQUISITES:

1.	Full term of Lease has expired
2.	No damage to property beyond fair wear and tear.
3.	Entire Leased Premises clean and in order.
4.	No unpaid late charges or delinquent rents.
5.	All keys returned to Landlord.
6.	All debris and rubbish and discards placed in proper rubbish containers.
7.	Forwarding address left with Landlord.

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AS WITNESS THE HANDS AND SEALS OF THE PARTIES HERETO THE DAY AND YEAR FIRST ABOVE WRITTEN:

WITNESS:	TENANT: AirPatrol Corporation

	By:	/s/ Cleve Adams
Printed Name: Cleve Adams
	Title:	Chief Executive Officer

WITNESS:	LANDLORD: St. John Properties, Inc.

	By:	/s/ Richard Williamson
Printed Name: Richard Williamson
	Title:	Senior Vice President

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Exhibit "B"

Maple Lawn I

RULES AND REGULATIONS

1. The common facilities, and the sidewalks, driveways, and other public portion of the Property (herein "Public Areas") shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress or egress to and from its Leased Premises, and no tenant shall permit any of its employees, agents, licensees or invitees to congregate or loiter in any of the Public Areas. No tenant shall invite to, or permit to visit its Leased Premises, persons in such numbers or under such conditions as may interfere with the use and enjoyment by others of the Public Areas. Landlord reserves the right to control and operate, and to restrict and regulate the use of, the Public Areas and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally, including the right to allocate certain elevators and times of use of elevators for delivery service or moving of Tenant's property, and the right to designate which Building entrances shall be used by persons making deliveries in the Building. The employees, agents, licensees and invitees of any Tenant shall not loiter around the Public Areas or the front, roof or any part of the Building used In common by other occupants of the Building. No bicycles, vehicles, animals (except seeing-eye-dogs) fish or birds of any kind shall be brought into, or kept in or about any Leased Premises within the Building.

2. No doormat of any kind whatsoever shall be placed or left in any public hail or outside any entry door of the Leased Premises. Tenant does hereby further irrevocably constitute and appoint Landlord as its attorney-in-fact only to remove any object placed in violation of said Rules and Regulations, and to store the same at the expense of Tenant in such place or places as Landlord, as its sole discretion, may deem proper.

3. There shall not be used in any space, or in the Public Areas, either by any tenant or by others, in the moving or delivery of receipt of safes, freight, furniture, packages, boxes, crates, paper, office material or any other matter or thing, only hand trucks equipped with rubber tires, side guards and such other safeguards as Landlord shall require.

4. All removals, or the carrying in or out of any safes, freight, furniture, large packages, boxes, crates or any other object or matter of any description shall take place after Normal Building Hours or such hours and in such elevators as Landlord may determine, and which may involve overtime work for Landlord's employees. Tenant shall reimburse Landlord for extra costs incurred by Landlord as Additional Rent. Landlord reserves the right to inspect all objects and matter to be brought into the Building and to exclude from the Building all objects and matter which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. Landlord shall in no way be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the Leased Premises or the Building under the provisions of this Rule or of Rule 3 thereof.

5. Nothing shall be done or permitted in Tenant's Leased Premises, and nothing shall be brought into, or kept in or about the Leased Premises, which would impair or interfere with any of the HVAC, plumbing, electrical, structural components of the Building or the services of the Building or the proper and economic heating or cooling, cleaning or other services of the Building or the Leased Premises, nor shall there be installed by any tenant any ventilating, air-conditioning, electrical or other equipment of any kind which, in the judgment of Landlord, might cause any such impairment or interference. No tenant, or the employees, agents, licensees or invitees of any tenant, shall at any time bring or keep upon the Leased Premises Building or Property any flammable, combustible or explosive fluid, chemical or substance. When electric wiring of any kind is introduced, it must be connected as directed by Landlord, and shall be done only by contractors approved by Landlord. Plumbing facilities shall not be used for any purpose other than those for which they were constructed; and no sweepings, rubbish, ashes, newspapers or other substances of any kind shall be thrown into them. Waste and excessive or unusual use of electricity or water is prohibited.

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6. Tenant shall not employ any person or persons other than Landlord's janitors for the purpose of cleaning its Leased Premises, without prior written consent of Landlord. Landlord shall not be responsible to any tenant for any loss of property from its Leased Premises however occurring, or for any damage done to the effects of any tenant by such janitors or any of its employees, or by any other person or any other cause. The janitorial service furnished by Landlord does not include the beating or cleaning of carpets or rugs. Tenant agrees to keep the Leased Premises in a neat, good and sanitary condition and to place garbage, trash, rubbish and all other disposables only where Landlord directs

7. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of a tenant's Leased Premises, without the consent of Landlord. Nothing shall be placed on the Building's window sills or projections. Such curtains, blinds shades or screens must be of a quality, type, design and color, and attached in the manner, approved by Landlord. If Landlord installs or allows Tenant to install any shades, blinds, curtains in the Leased Premises, Tenant shall not remove them without the prior written consent of Landlord. In order that the Building can be and will maintain a uniform appearance to those persons outside of the Building, each tenant occupying the perimeter areas of the Building shall (a) use only building standard lighting in areas where lighting is visible from the outside of the building and (b) use only building standard blinds in window areas which are visible from the outside of the building.

8. No sign, insignia, advertisement, lettering, notice or other object shall be exhibited, inscribed, painted or affixed by any tenant on any part of the exterior of the Building or Property or on doors, corridor walls, the Building directory or in the elevator cabs or any portion of the Leased Premises which may be seen from outside of the Building or on any windows or window spaces without the prior written approval of Landlord. If approved by Landlord, Tenant shall obtain all necessary approvals and permits from all governmental or quasi-governmental authorities in connection with such signs. Such signs shall, at the expense of each Tenant, be inscribed, painted or affixed by sign-maker as approved by Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove such signs without any liability, and may charge the expense incurred in such removal to the Tenant or tenants violating this Rule.

9. Landlord shall have the right to prohibit any advertising or identifying sign or by any tenant which, in the judgment of Landlord, tends to impair the appearance or reputation of the Building or the desirability of the Building as a building for offices, and upon written notice from Landlord such tenant shall refrain from the discontinue such advertising or identifying sign.

10. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in locks or the mechanism thereof. Each tenant shall upon the expiration or sooner termination of the Lease of which these Rules and Regulations are a part, turn over to Landlord all keys to stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys furnished by Landlord, such tenant shall pay to Landlord the cost of replacement locks. Notwithstanding the forgoing, Tenant may, with Landlord's prior written consent, install a security system on its Leased Premises which uses master codes or cards instead of keys, provided that Tenant shall provide Landlord with the master code or card, for such system.

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11. Landlord shall furnish to Tenant at the time of occupancy of the Leased Premises, two (2) keys to the entrance door(s) to the Leased Premises, and two (2) access cards to the Building. Any additional keys or access cards Tenant requires shall be purchased from Landlord and is payable as Additional Rent. The cost for each additional key is $5.00 per key. The cost for each additional access card is $15.00 per card. It is the Tenant's responsibility to record the serial number of each access card it assigns to its employees.

12. Tenant, before closing and leaving its Leased Premises at any time, shall see that all lights, computers, copying machines and all other non-essential electrical equipment are turned off. All entrance doors to Tenant's in its Leased Premises shall be kept locked by Tenant when its Leased Premises are not in use. Entrance doors shall not be left open at any time.

13. The use of the Building Property and any Leased Premises for sleeping quarters or for any immoral or illegal purpose is strictly prohibited at all times.

14. Canvassing, soliciting and peddling in the Building or on the Property are prohibited and each tenant shall cooperate to prevent the same.

15. No tenant shall cause or permit any odors of cooking or other processes, or any unusual or objectionable odors, to emanate from its Leased Premises which would annoy other tenants or create a public or private nuisance. No cooking shall be done in a tenant's Leased Premises except as is expressly permitted in the Lease unless consented to in writing by the Landlord.

16. No noise, including, but not limited to, music, the playing of musical instruments, recordings, radio or television, which, in the judgement of Landlord, might disturb other tenants in the Building, shall be made or permitted by any tenant.

17. Tenant shall not install a vending machine of any kind in the Building or on or about the Property.

18. Landlord hereby reserves to itself any and all rights not granted to Tenant hereunder, including, but not limited to, the following rights which are reserved to Landlord for its purposes in operating the Office Building:

(a) the exclusive right to the use of the name of the Building for all purposes, except that a tenant may use the name as its business address and for no other purpose;

(b) the right to change the name or address of the Building, without incurring any liability to any tenant for so doing;

(c) the right to install and maintain a sign or signs on the interior of the Building:

(d) the right to limit the space on the directory of the Building to be allotted to a tenant; and

(e) the right to grant anyone the right to conduct any particular business or undertaking in the Building.

19. Landlord reserves the right to rescind, alter, waive or add, any Rule or Regulation at any time prescribed for the Building when, in the reasonable judgment of Landlord, Landlord deems it necessary or desirable for the reputation, safety, character, security, care, appearance or interests of the Building, or the preservation of good order therein, or the operation or maintenance of the Building, or the equipment thereof, or the comfort of tenants or others in the Building. No rescission, alteration, waiver or addition of any Rule or Regulation in respect of one tenant shall operate as a rescission, alteration or waiver in respect of any other tenant.

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AIRPATROL CORP.®

8171 MAPLE LAWN BLVD.
SUITE '310'
MAPLE LAWN OFFICE 1
FULTON, MARYLAND 20759

VERIFY IN FIELD
METAL RUNNER CHANNEL
METAL RUNNER CHANNEL
COVE BASE (SEE FINISH SCHED.)
FINISHED FLOOR (SEE FINISH SCHED.)

NOTES:
1. ALL PENETRATIONS TO BE FIRE SEALED.

① SECTION OF A UL#465 ONE HOUR RATED PARTITION
NOT TO SCALE

VERIFY IN FIELD
UNDERSIDE OF DROP CEILING
METAL RUNNER CHANNEL
1/2" GYPSUM (BOTH SIDES)
COVE BASE (SEE FINISH SCHED.)
FINISHED FLOOR (SEE FINISH SCHED.)

② SECTION OF AN INTERIOR PARTITION TO BOTTOM OF DROP CEILING
NOT TO SCALE

VERIFY IN FIELD
UNDERSIDE OF DROP CEILING
METAL RUNNER CHANNEL
1/2" GYPSUM (BOTH SIDES)
3 1/2" BATT INSULATION FULL HEIGHT
METAL RUNNER CHANNEL
COVE BASE (SEE FINISH SCHED.)
FLOOR LINE (SEE FINISH SCHED.)

③ SECTION OF AN INSULATED INTERIOR PARTITION TO BOTTOM OF DROP CEILING
NOT TO SCALE

CODE DATA:

ALL WORK SHALL COMPLY WITH STATE & LOCAL CODES AND ORDINANCES INCLUDING THE FOLLOWING:

2012 INTERNATIONAL BUILDING CODE
2012 LIFE SAFETY CODE
2012 INTERNATIONAL MECHANICAL CODE
2012 INTERNATIONAL ENERGY CONSERVATION CODE
2011 NATIONAL ELECTRICAL CODE WITH LOCAL AMENDMENTS (NFPS 70)
2009 NATIONAL STANDARD PLUMBING CODE ILLUSTRATED
2009 NATIONAL FUEL GAS CODE (NFPA 54)

BUILDING INFORMATION:

USE GROUP:	B
CONSTRUCTION TYPE:	IIB
HEIGHT:	45'-0"
NUMBER OF STORIES:	3
GROSS AREA:	105,626 SQ. FT.

TENANT INFORMATION:

TENANT USE:	B
TENANT AREA:	

INDEX

'1 OF 5'	COVER PAGE
'2 OF 5'	CONSTRUCTION PLAN, DOOR & HARDWARE SCHEDULE
'3 OF 5'	DEMOLITION PLAN
'4 OF 5'	ELECTRICAL PLAN
'5 OF 5'	REFLECTED CEILING PLAN

FINISHES

1. ALL NEW DRYWALL PARTITIONS TO RECEIVE COATS TO COVER OF SATIN LATEX PAINT.

2. ALL NEW INTERIOR DOORS TO BE STAINED & URETHANED, MINWAX OR EQUAL TO MATCH EXISTING.

3. ALL INTERIOR DOOR FRAMES TO BE STAINED & URETHANED, MINWAX OR EQUAL TO MATCH EXISTING.

4. PROVIDE & INSTALL LOOP NYLON CARPET THROUGHOUT, EXCEPT WHERE NOTED OTHERWISE. CARPET ALLOWANCE TO BE $23/YD. INSTALLED W/TAX.

5. PROVIDE & INSTALL 12" X 12" X 1/8" VINYL COMPOSITION TILE, MANNINGTON OR EQUAL, WHERE NOTED "VCT" ON PLAN.

5. PROVIDE & INSTALL DECORIA, VINYL PLANK FLOORING, #T02915 WHERE NOTED "VINYL PLANK FLOOR" ON PLAN.

6. PROVIDE & INSTALL 4" VINYL COVE BASE, JOHNSONITE OR EQUAL, WHERE VINYL PLANK FLOORING IS TO BE INSTALLED.

7. PROVIDE & INSTALL 4" CARPET COVE BASE WHERE NEW CARPET IS TO BE INSTALLED.

8. EXISTING WOOD COVE BASE IS TO REMAIN IN EXISTING OFFICES.

9. COUNTER TOP TO BE SILESTONE, #2007-STELLAR MARINE.
NOTE: MAXIMUM ADA COUNTER HEIGHT IS 34" AFF

10. CABINETS TO BE MERILLAT "FUSION SQUARE SLAB PANEL" SEDONA. WALL CABINETS TO BE 24"H.

NOTE: MINIMUM OF 60" OF COUNTER AND/OR BASE CABINETS IN KITCHENETTE/COFFEE AREA, INCLUSIVE OF SINK, TO BE ADA COMPLIANT.

11. ALL NEW RECEPTACLES & SWITCHES TO MATCH EXISTING. ALL PLATE COVERS TO MATCH EXISTING.

CONSTRUCTION NOTES

1. ALL NEW CONSTRUCTION TO CONFORM TO THE 2012 INTERNATIONAL BUILDING CODE, 2012 LIFE SAFETY CODE & ALL APPLICABLE LOCAL CODES & REGULATIONS.

2. THE HVAC SYSTEM SHALL HEAT & COOL UNIFORMLY THROUGHOUT OFFICE AREA IN COMPLIANCE WITH THE WITH THE 2012 INTERNATIONAL MECHANICAL CODE UNDER THE GUIDELINES OF ASHRAE 90A.

3. THE CONSTRUCTION & INSTALLATION OF ALL DUCTWORK SHALL COMPLY WITH CHAPTER 6 OF THE 2012 INTERNATIONAL MECHANICAL CODE.

4. EXTERIOR BLOCK WALLS IN OFFICE AREA ARE FURRED OUT WITH 2 1/2", 25 GAUGE METAL STUDS, 24" O.C. WITH 3 1/2" X 24" FOIL BACK INSULATION & 1/2" DRYWALL. EXTERIOR DOORS & WINDOWS ARE TO BE TRIMMED AROUND UNLESS NOTED OTHERWISE.

5. ALL INTERIOR PARTITIONS TO BE 3 5/8" 25 GAUGE METAL STUDS, 24" O.C. W/2 SIDES 1/2" DRYWALL TO THE UNDERSIDE OF THE CEILING EXCEPT WHERE NOTED OTHERWISE.

WALLS NOTED AS "SOUND INSULATED" PARTITIONS TO BE STC-44 RATED AND ARE TO RECEIVE 3" THERMO FIBER BATT INSULATION WITHIN THE WALL AND PLACED ON THE CEILING GRID EXTENDING 2' ON EACH SIDE OF THE STUDS UNLESS NOTED OTHERWISE.

6. ADA ACCESSIBLE RESTROOMS ARE PROVIDED IN THE COMMON AREA ON EACH FLOOR.

7. ALL RESTROOMS ARE MECHANICALLY VENTED TO THE EXTERIOR.

8. THE BUILDING IS FULLY SPRINKLERED.

9. INSTALL EXIT & EMERGENCY LIGHTING AS REQUIRED PER CODE.

10. MAIN SUITE ENTRY DOOR TO BE 6'-0" X 8'-0" DOUBLE DOORS.

11. ALL NEW INTERIOR DOORS TO BE 3'-0" X 8'-0" X 1 3/4" SOLID CORE, STAIN GRADE BIRCH VENEER W/METAL FRAMES & LEVER HANDLES UNLESS NOTED OTHERWISE. SEE DOOR & HARDWARE SCHEDULE FOR ADDITIONAL INFORMATION.

12. EXISTING 2' X 2' CONTINUOUS ACOUSTICAL CEILING TILE & GRID AT 8'-4"± ABOVE FINISHED FLOOR TO REMAIN. PATCH WITH NEW AS NEEDED. SEE REFLECTED CEILING PLANS.

13. NEW GENERAL LIGHTING IS 2' X 4' 277 VOLT LAY-IN PARABOLIC FIXTURES W/ ALUMINUM 18 CELL GRILL TO MATCH EXISTING UNLESS NOTED OTHERWISE. ALL LIGHTS TO BE ON MOTION SENSORS UNLESS NOTED OTHERWISE.

14. ALL DOOR HANDLES ARE TO BE PASSAGE SETS UNLESS NOTED OTHERWISE.

I CERTIFY THAT THESE DOCUMENTS WERE PREPARED OR APPROVED BY ME, AND THAT I AM A DULY LICENSED ARCHITECT IN THE STATE OF MARYLAND, LICENSE 7855, EXPIRATION DATE 6/12/2015.

PETER A. FILLAT III
PETER FILLAT ARCHITECTS
PETER A. FILLATT III, AIA, LEED AP PRINCIPAL
509 S EXETER STREET
SUITE 200
BALTIMORE, MARYLAND 21202

TELEPHONE: (410)576-9310 FAX: (410)576-8565

KEY PLAN
NOT TO SCALE

21'-8"±
NEW
CONFERENCE
ROOM
EXISTING
OFFICE #3
14'-10"
14'-0"
NEW
OFFICE #2
14'-0"
4'-0"
NEW
OFFICE #1
14'-5"±
15'-0"
36"
RECEPTION
EXISTING
OFFICE #4
13'-10"
EXISTING
OFFICE #5
14'-10"
OPEN
AREA
33'-10"±
NEW
BREAK
AREA
16'-8"
NEW
SERVER
10'-0"
NEW
OFFICE #6
12'-9"±
NEW
MEETING RM.
NEW
LAB
20'-0"
15'-4"±

LEGEND

- DENOTES NEW PARTITION TO BE CONSTRUCTED TO UNDER-SIDE OF CEILING. SEE WALL DETAIL 2
- DENOTES NEW SOUND INSULATED PARTITION TO BE CONSTRUCTED TO UNDERSIDE OF CEILING. ALL WINDOWS & DOORS ON EXTERIOR WALLS TO BE TRIMMED AROUND UNLESS NOTED OTHERWISE. SEE WALL DETAIL 3
- DENOTES NEW UL #U465 ONE HOUR RATED PARTITION TO BE CONSTRUCTED. SEE WALL DETAIL 1
- DENOTES EXISTING UL/#905 PARTITION TO REMAIN
- DENOTES EXISTING PARTITION TO REMAIN

IF APPLICABLE, PROVIDE THERMOSTATS FOR THE FOLLOWING ROOMS: CONFERENCE ROOM, OFFICE #1, OFFICE #3, OFFICE #6, LAB AND OPEN AREA

DOOR & HARDWARE SCHEDULE

DOOR TYPE	DOOR	NEW/ EXISTING/ RELOCATED	MATERIAL	SIZE	FINISH	FRAME	HARDWARE	REMARKS
	A	EXISTING	SOLID CORE BIRCH VENEER	3'W X 9'-0"H X 1 3/4"	GLASS/WD STAINED	WOOD	SINGLE INTERIOR PASSAGE CHROME LEVER LATCH WITH DOOR STOP	
	B	RELOCATED	SOLID CORE BIRCH VENEER	3'W X 9'-0"H X 1 3/4"	GLASS/WD STAINED	WOOD	SINGLE INTERIOR PASSAGE CHROME LEVER LATCH WITH DOOR STOP	REMOVE EXISTING FILM PRIOR TO REINSTALLING
	C	NEW	SOLID CORE BIRCH VENEER	3'W X 9'-0"H X 1 3/4"	GLASS/WD STAINED	WOOD	SINGLE INTERIOR PASSAGE CHROME LEVER LATCH WITH DOOR STOP	NEW DOOR TO MATCH DOOR A GLASS TO BE TEMPERED AS REQUIRED BY IBC, SECTION 2406
	D	NEW	SOLID CORE BIRCH VENEER	3'W X 9'-0"H X 1 3/4"	WOOD STAINED	WOOD	SINGLE INTERIOR PASSAGE CHROME LEVER LATCH WITH DOOR STOP	
	E	NEW	SOLID CORE BIRCH VENEER	3'W X 9'-0"H X 1 3/4"	WOOD STAINED	WOOD	SINGLE INTERIOR PASSAGE CHROME LEVER LATCH WITH DOOR STOP	PROVIDE A LOUVER PANEL
	F	NEW	SOLID CORE BIRCH VENEER	6'W X 9'-0"X 1/2"	GLASS/WD STAINED	WOOD	SINGLE INTERIOR PASSAGE CHROME LEVER LATCH WITH DOOR STOP	NEW DOOR TO MATCH DOOR A GLASS TO BE TEMPERED AS REQUIRED BY IBC, SECTION 2406
	G	NEW	(HERCULITE)	6'W X 8'-0"X 1/2"	GLASS	N/A	ADA COMPLIANT BAR PULL: FINISH TO MATCH BUILDING STANDARD DOOR HARDWARE	GLASS TO BE TEMPERED AS REQUIRED BY IBC, SECTION 2406

NOTE: ALL NEW DOORS TO RECEIVE ONE AND A HALF PAIRS OF BUTT HINGES
ALL EXISTING TO REMAIN DOORS, FRAMES AND HARDWARE TO BE IN GOOD WORKING ORDER, FREE OF DEFECT, ETC.
ALL DOORS, FRAMES AND HARDWARE TO BE REMOVED SHALL BE REUSED WITHIN THE SCOPE OF CONSTRUCTION SUCH THAT ALL ITEMS ARE APPROPRIATE FOR THE DESIGNATED USE, ARE IN GOOD WORKING ORDER AND FREE OF DEFECT.
RELOCATED DOORS, FRAMES AND HARDWARE TO MATCH CRITERIA AS IDENTIFIED IN DOOR & HARDWARE SCHEDULE.

EXHIBIT A

REVISIONS					
	AIRPATROL CORP. 8171 MAPLE LAWN BLVD., SUITE '310' MAPLE LAWN OFFICE I FULTON, MD 20759	ST. JOHN PROPERTIES 2560 LORD BALTIMORE DR. BALTIMORE, MD 21244 OFFICE: (410) 788-0100 FAX: (410) 788-0651	CONSTRUCTION PLAN TOTAL: 5,168 SQ. FT.	SCALE:1/8"=1'-0" DRAWN: TSB DATE: 6/17/13 CADFILE: 8171_310_AIRPATROL	DRAWING NO. 2 OF 5

LEGEND

(solid line)	DENOTES EXISTING PARTITION TO REMAIN
(planter symbol)	DENOTES EXISTING PLANTER TO BE REMOVED
(dashed line)	DENOTES EXISTING CONSTRUCTION TO BE REMOVED
(rated partition symbol)	DENOTES EXISTING UL #U465 ONE HOUR RATED PARTITION TO BE REMOVED
(door symbol)	DENOTES EXISTING DOOR TO BE REMOVED. RELOCATE DOOR AS INDICATED ON CONSTRUCTION PLAN
(symbol)	DENOTES EXISTING DUPLEX ELECTRICAL RECEPTACLE TO BE REMOVED
(symbol)	DENOTES EXISTING QUAD ELECTRICAL RECEPTACLE TO BE REMOVED
(symbol)	DENOTES EXISTING DUPLEX ELECTRICAL RECEPTACLE TO REMOVED

EXHIBIT A

REVISIONS					
	AIRPATROL CORP. 8171 MAPLE LAWN BLVD., SUITE '310' MAPLE LAWN OFFICE I FULTON, MD 20759	ST. JOHN PROPERTIES ST. JOHN PROPERTIES 2560 LORD BALTIMORE DR. BALTIMORE, MD 21244 OFFICE: (410) 788-0100 FAX: (410) 788-0851	DEMOLITION PLAN TOTAL: 5,168 SQ. FT.	SCALE:1/8"=1'-0" DRAWN: TSB DATE: 6/17/13 CADFILE: 8171_310_AIRPATROL	DRAWING NO. 3 OF 5

EQUAL
EQUAL
EQUAL
EQUAL

LEGEND

N	DENOTES NEW DUPLEX ELECTRICAL RECEPTACLE TO BE INSTALLED AT STANDARD MOUNTING HEIGHT UNLESS NOTED OTHERWISE
N	DENOTES NEW QUAD ELECTRICAL RECEPTACLE TO BE INSTALLED AT STANDARD MOUNTING HEIGHT UNLESS NOTED OTHERWISE
N	DENOTES NEW DUPLEX ELECTRICAL RECEPTACLE TO BE INSTALLED AT 42" ABOVE FINISHED FLOOR UNLESS NOTED OTHERWISE
N	DENOTES NEW QUAD ELECTRICAL RECEPTACLE TO BE INSTALLED AT 42" ABOVE FINISHED FLOOR UNLESS NOTED OTHERWISE
	DENOTES EXISTING DUPLEX ELECTRICAL RECEPTACLE TO REMAIN
	DENOTES EXISTING QUAD ELECTRICAL RECEPTACLE TO REMAIN
	DENOTES EXISITING DUPLEX ELECTRICAL RECEPTACLE TO REMAIN
	DENOTES EXISTING QUAD ELECTRICAL RECEPTACLE TO REMAIN
#	DENOTES HEIGHT ABOVE FINISHED FLOOR TO INSTALL RECEPTACLE
N	DENOTES NEW FLOOR OUTLET WITH CONDUITS FOR TENANTS PHONE/DATA TO BE INSTALLED
N	DENOTES NEW BASE INFEED TO BE INSTALLED
DED	DENOTES DEDICATED CIRCUIT
GFI	DENOTES GROUND FAULT INTERRUPTER
K	DENOTES EXISTING RING & STRING LOCATION FOR TENANT PROVIDED & INSTALLED VOICE/DATA CABLING

EXHIBIT A

REVISIONS					
	AIRPATROL CORP. 8171 MAPLE LAWN BLVD., SUITE "310" MAPLE LAWN OFFICE I FULTON, MD 20759	ST.JOHN PROPERTIES ST. JOHN PROPERTIES 2560 LORD BALTIMORE DR. BALTIMORE, MD 21244 OFFICE: (410) 788-0100 FAX: (410) 788-0851	ELECTRICAL PLAN TOTAL: 5,168 SQ. FT.	SCALE:1/8"=1'-0" DRAWN:TSB DATE: 6/17/13 CADFILE: 8171_310_AIRPATROL	DRAWING NO. 4 OF 5

REFLECTED CEILING PLAN (DEMOLITION)

LEGEND

Symbol	Description
(18 cell fixture)	DENOTES EXISTING 18 CELL PARABOLIC 2' X 4' LAY-IN TO REMAIN
(dashed 18 cell fixture)	DENOTES EXISTING 18 CELL PARABOLIC 2' X 4' LAY-IN TO BE REMOVED & RELOCATED
(bold 18 cell fixture)	DENOTES RELOCATED/NEW 18 CELL PARABOLIC 2' X 4' LAY-IN TO BE INSTALLED
(9 cell fixture)	DENOTES NEW 9 CELL PARABOLIC 2' X 2' LAY-IN TO BE INSTALLED
(junction box)	DENOTES NEW JUNCTION BOX FOR TENANT PROVIDED PENDANT LIGHT, LANDLORD INSTALLED
(wall washer)	DENOTES NEW WALL WASHER TO BE INSTALLED
(ceiling sensor)	DENOTES NEW CEILING MOUNTED MOTION SENSOR
(wall sensor)	DENOTES NEW WALL MOUNTED MOTION SENSOR

1. FINISHED CEILING HEIGHT IS 9'-4"±.
2. EXISTING GRID AND CEILING TILE TO REMAIN. INSTALL NEW GRID AND TILE TO MATCH EXISTING WHERE DRYWALL BULK-HEADS W/ LIGHTING IS REMOVED.
3. INSTALL MOTION SENSOR LIGHT SWITCHES FOR OFFICE LIGHTING ONLY UNLESS OTHERWISE NOTED.

REFLECTED CEILING PLAN (NEW)

EXHIBIT A

REVISIONS					
	AIRPATROL CORP. 8171 MAPLE LAWN BLVD, SUITE '310' MAPLE LAWN OFFICE I FULTON, MD 20759	ST. JOHN PROPERTIES 2560 LORD BALTIMORE DR. BALTIMORE, MD 21244 OFFICE: (410) 788-0100 FAX: (410) 788-0851	REFLECTED CEILING PLAN (DEMOLITION & NEW) TOTAL: 5,166 SQ. FT.	SCALE: 1/8"=1'-0" DRAWN: TSB DATE: 6/17/13 CADFILE: 8171_310_AIRPATROL	DRAWING NO. 5 OF 5